                                                                      Exhibit 24



                               POWER OF ATTORNEY
                               -----------------



    The undersigned certifies that she is a Director of IKON Office Solutions, Inc. ("IKON").

    The undersigned hereby appoints each of Kurt E. Dinkelacker, Karin M. Kinney and Michael J. Dillon as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



    Dated this 6th day of November, 1998.



                                                /s/Judy Bell
                                          --------------------------
                                                   Judy Bell

                                                                      Exhibit 24



                               POWER OF ATTORNEY
                               -----------------



          The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

          The undersigned hereby appoints each of William F. Drake, Jr., Karin
M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



          Dated this 6th day of November, 1998.


                                             /s/James R. Birle
                                             ------------------------
                                                James R. Birle

                                                                      Exhibit 24



                               POWER OF ATTORNEY
                               -----------------



          The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

          The undersigned hereby appoints each of William F. Drake, Jr., Karin
M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



          Dated this 6th day of November, 1998.



                                             /s/Philip E. Cushing
                                             --------------------
                                                Philip E. Cushing

                                                                      Exhibit 24



                               POWER OF ATTORNEY
                               -----------------



          The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

          The undersigned hereby appoints each of William F. Drake, Jr., Karin
M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



          Dated this 6th day of November, 1998.


                                             /s/Kurt E. Dinkelacker
                                             ----------------------
                                                Kurt E. Dinkelacker

                                                                      Exhibit 24



                               POWER OF ATTORNEY
                               -----------------



          The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

          The undersigned hereby appoints each of Kurt E. Dinkelacker, Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



          Dated this 6th day of November, 1998.


                                             /s/James J. Forese
                                             ------------------------
                                                James J. Forese

                                                                      Exhibit 24



                               POWER OF ATTORNEY
                               -----------------



          The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

          The undersigned hereby appoints each of William F. Drake, Jr., Karin
M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



          Dated this 6th day of November, 1998.


                                             /s/Thomas P. Gerrity
                                             ---------------------------
                                                Thomas P. Gerrity

                                                                      Exhibit 24



                               POWER OF ATTORNEY
                               -----------------



          The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

          The undersigned hereby appoints each of William F. Drake, Jr., Karin
M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



          Dated this 6th day of November, 1998.


                                             /s/Frederick S. Hammer
                                             ---------------------------
                                                Frederick S. Hammer

                                                                      Exhibit 24



                               POWER OF ATTORNEY
                               -----------------



          The undersigned certifies that she is a Director of IKON Office Solutions, Inc. ("IKON").

          The undersigned hereby appoints each of William F. Drake, Jr., Karin
M. Kinney and Michael J. Dillon as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



          Dated this 6th day of November, 1998.


                                             /s/Barbara Barnes Hauptfuhrer
                                             ------------------------------
                                                Barbara Barnes Hauptfuhrer

                                                                      Exhibit 24



                               POWER OF ATTORNEY
                               -----------------



          The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

          The undersigned hereby appoints each of William F. Drake, Jr., Karin
M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



          Dated this 6th day of November, 1998.


                                          /s/Richard A. Jalkut
                                       -------------------------------
                                             Richard A. Jalkut